Share Buyback Programme	6 Months Ended
Jun. 30, 2021
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Share Buyback Programme
8    SHARE BUYBACK PROGRAMME
On 29 April 2021 Unilever announced a share buyback programme of up to €3 billion, to be completed in 2021. The first tranche of the share buyback programme commenced on 6 May 2021 and will end on or before 27 August 2021 for an aggregate market value of €1.5 billion. At 30 June 2021 Unilever had repurchased 17,973,091 PLC ordinary shares. Cash paid for the repurchase of PLC ordinary shares was €845 million and €52 million is shown within current financial liabilities. These shares have not been cancelled and are recognised as treasury shares with the cost reported within other reserves.